Exhibit 10.06



                             AMENDMENT TO AGREEMENT

         AMENDMENT TO AGREEMENT (the "Amendment"), between ZymeTx, Inc. (the "Company") and the investors identified on the signature pages hereto (the "Investors").

         WHEREAS, on October 13, 2000, the Company and the Investors entered into a certain Registration Rights Agreement (the "RRA"); and

         WHEREAS, on October 13, 2000, the Company issued to the Investors $2 million in aggregate principal amount of the Company's 5% Senior Convertible Debentures Due October 12, 2002 (the "Debentures"); and

         WHEREAS, on November 19, 2001, the Company and the Investors entered into an agreement (the "Agreement") not to enforce certain rights of redemption under the RRA and the Debentures, with effect as of August 21, 2001; and

         WHEREAS, the Company and the Investors now agree to amend Section 2.4 of the Agreement, to provide that the Company shall have until December 24 to prepare and file the registration statement provided for therein.

         THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby duly acknowledged, the Company and the Investors agree as follows:

         Section 2.4 shall be replaced in its entirety by the following:

         Section 2.4 New Registration Statement. ZymeTx shall prepare and file by December 24, 2001 a registration statement covering an additional 6,581,582 shares of Common Stock underlying the Debentures and the New Warrants. Any failure of the Company to do so shall be deemed an Interfering Event for purposes of the RRA. After filing, the Company shall use its best efforts to have that registration statement declared effective by the Securities and Exchange Commission as soon as possible.

         IN WITNESS WHEREOF, this Agreement is hereby executed and delivered by the duly authorized officers of the parties signing below.

                                   ZYMETX, INC.


                                   By:/s/ Norman R. Proulx
                                      ---------------------------------------
                                         Norman R. Proulx
                                         Chief Executive Officer

                                   Date: November 17, 2001
                                         ------------------------------------


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                                    PALLADIN OPPORTUNITY FUND, LLC.
                                    By: Palladin Asset Management, L.L.C.
                                        Managing Member


                                    By: /s/ Robert Chender
                                        ---------------------------------------
                                        Robert Chender
                                        Managing Member

                                    Date: November 17, 2001
                                             -----------------


                                    HALIFAX FUND, L.P.
                                    By: The Palladin Group, L.P.
                                        Attorney-in-Fact

                                    By: Palladin Capital Management, LLC
                                        General Partner


                                    By: /s/ Robert Chender
                                        ---------------------------------------
                                        Robert Chender
                                        Managing Member

                                    Date: November 17, 2001
                                          -------------------------------------